                                                                   Exhibit 10.40

                         AMENDMENT NO. 1 TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


     This Amendment No. 1 to Amended and Restated Employment Agreement (this "Amendment") is dated as of March 3, 2004, by and between HAWK CORPORATION, a Delaware corporation ("Hawk"), FRICTION PRODUCTS CO., an Ohio corporation (together with Hawk, "Employer") and RONALD E. WEINBERG ("Employee").

                                    RECITALS:

     A. Employer and Employee are parties to (i) an employment agreement dated June 30, 1995 (the "Original Agreement"), (ii) Amendment No. 1 to the Original Agreement dated October 24, 2000, (iii) Amendment No. 2 to the Original Agreement dated May 31, 2001 and (iv) Amended and Restated Employment Agreement dated December 31, 2001 (the "Amended and Restated Agreement").

     B. Employer and Employee desire to amend the Amended and Restated
Agreement.

     C. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Amended and Restated Agreement.

     Accordingly, in consideration of the mutual covenants, promises and representations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Employer and Employer hereby agree as follows:

     1. The termination date for Employee's employment in the first sentence of
Section 1 of the Amended and Restated Agreement is hereby changed from June 30, 2007 to June 30, 2012.

     2. Employer and Employee, by their execution hereof, agree that, except as herein modified and amended, all terms, conditions and covenants contained in the Amended and Restated Agreement are hereby ratified and confirmed in their entirety and shall remain in full force and effect. On and after the date hereof, each reference to the Amended and Restated Agreement shall refer to such agreement as modified by this Amendment.

     3. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement and shall become effective when an original or facsimile counterpart has been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.



                           [Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the date first written above.


"EMPLOYER"                                     "EMPLOYEE"

HAWK CORPORATION and
FRICTION PRODUCTS CO.

By:  /s/ Norman C. Harbert                     /s/ Ronald E. Weinberg
     -------------------------------           --------------------------------
     Norman C. Harbert                         Ronald E. Weinberg
Its: Senior Chairman of the Board
     and Founder


Attested to:

By:  /s/ Byron S. Krantz
     ------------------------------
     Byron S. Krantz
Its: Secretary